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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003
                               (October 17, 2003)


                                  METATEC, INC.
   --------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Ohio                         0-9220                  31-1647405
-------------------------------     -----------------      ---------------------
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation)                         File Number)          Identification No.)


7001 Metatec Boulevard, Dublin, Ohio                               43017
------------------------------------                       ---------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (614) 761-2000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On October 17, 2003, Metatec, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of Ohio in Columbus, Ohio (the "Bankruptcy Court"). During the pendency of the proceedings, the Company will continue to operate its business and manage its properties as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

     On October 20, 2003, the Company issued a press release relating to the foregoing. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On October 15, 2003, the Company issued a press release concerning the appointment of a new chief financial officer and the resignation of a director. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

Exhibit
Number       Description of Exhibit
------       ----------------------

99.1         Press release issued by Metatec, Inc. on October 20, 2003.

99.2         Press release issued by Metatec, Inc. on October 15, 2003.



















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       METATEC, INC.


Dated: October 20, 2003                  By   /s/ Christopher A. Munro
                                            ------------------------------------
                                             Christopher A. Munro, President and
                                             Chief Executive Officer
                                             (authorized signatory)


















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                                  EXHIBIT INDEX

Exhibit
Number         Description of Exhibit
------         ----------------------

99.1           Press release issued by Metatec, Inc. on October 20, 2003.

99.2           Press release issued by Metatec, Inc. on October 15, 2003.